UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2015 (February 26, 2015)

Ladder Capital Corp
(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-36299	80-0925494
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

345 Park Avenue, 8th Floor
New York, New York 10154
(Address of Principal Executive Offices, including Zip Code)

(212) 715-3170
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Certificate of Incorporation

On February 27, 2015, Ladder Capital Corp (“Ladder” or the “Company”) filed its Second Amended and Restated Certificate of Incorporation (the “Amended Charter”) with the Secretary of State of the State of Delaware. The Amended Charter became effective immediately upon its filing. The Amended Charter, among other things, imposes certain ownership limitations and transfer restrictions on all classes or series of Ladder’s stock in connection with Ladder’s potential election to qualify as a real estate investment trust commencing with the 2015 tax year (the “REIT Election”).

The text of the Amended Charter is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On February 26, 2015, Ladder held a Special Meeting of Stockholders (the “Special Meeting”) for the purpose of allowing stockholders to vote on two proposals.  On February 26, 2015, Broadridge Financial Solutions, Inc., the independent inspector of elections for the Special Meeting, delivered its certification of final voting results for the Special Meeting to Ladder. The voting results show that a total of 93,091,893 shares of our Class A common stock and Class B common stock, out of a total of 99,078,894 shares of Class A common stock and Class B common stock outstanding and entitled to vote were present in person or represented by proxies at the Special Meeting, constituting a quorum. The final results for each proposal presented to stockholders at the Special Meeting are as set forth below:

1. Approval of an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, including provisions that impose certain ownership limitations and transfer restrictions on stockholders in connection with the Company’s REIT Election:

	FOR	AGAINST	ABSTAIN
Total Shares Voted:	93,088,398	1,650	1,845

2. Approval of an amendment and restatement of the Tax Receivable Agreement, dated as of February 11, 2014, among the Company, Ladder Capital Finance Holdings LLLP and each of the TRA Members (as defined therein):

	FOR	AGAINST	ABSTAIN
Total Shares Voted:	93,087,901	1,950	2,042
Total Shares Voted Excluding Affiliated Shares:	34,829,608	1,950	2,042

No other matters were considered and voted on by our stockholders at the Special Meeting.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Certificate of Incorporation of Ladder Capital Corp

99.1	Press release dated March 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADDER CAPITAL CORP

/s/ Marc Fox
Marc Fox
Chief Financial Officer

Date: March 2, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated Certificate of Incorporation of Ladder Capital Corp

99.1	Press release dated March 2, 2015